UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 13, 2006

NICKELBYS.COM, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-33339	84-1494708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Cherry Street, Suite 310, Denver, Colorado 80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 525-6161

3179 South Peoria Court, Aurora, Colorado 80014

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 13, 2006, Cordovano and Honeck LLP resigned as the Company’s independent certified public accountants.  Cordovano and Honeck LLP informed the Company it had completed five years of fiscal year audits for the Company and, given its limited available audit staff, could not satisfy the partner rotation requirement promulgated by the Sarbanes-Oxley Act of 2002.  Cordovano and Honeck LLP audited our financial statements for the fiscal years ended December 31, 2003 and 2004.  Cordovano and Honeck LLP's audit reports for such years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except for a qualification as to the Company's ability to continue as a going concern. In connection with the audit of the Company's financial statements prepared for the fiscal years ended December 31, 2004, December 31, 2003, and December 31, 2002, and the review of the Company's quarterly financial statements prepared  for the first three quarters of 2005, the Company had no disagreements with Cordovano and Honeck LLP with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Cordovano and Honeck LLP a copy of this report prior  to its filing with the SEC and requested Cordovano and Honeck LLP furnish a letter addressed to the SEC stating whether Cordovano and Honeck LLP agrees with the above statements.  A letter from Cordovano and Honeck LLP is attached as Exhibit 16 to this Form 8-K.

By unanimous written consent, effective February 13, 2006, the Company's board of directors accepted the resignation of Cordovano and Honeck LLP and authorized the appointment of Miller and McCollom, Certified Public Accountants, to serve as the Company's independent registered certified public accountants for the audit of the Company’s financial statements for the fiscal year ended December 31, 2005.

During the fiscal years ending December 31, 2003 and 2004, including the subsequent interim periods through September 30, 2005, and prior to the appointment of Miller and McCollom, Certified Public Accountants, neither the Company, or anyone on its behalf, consulted with Miller and McCollom regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

(c) Exhibits:

16	Letter, dated February 16, 2006, of Cordovano and Honeck, LLP, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NICKLEBYS.COM, INC.

Dated: February 16, 2006	/s/ Scott Thornock
By: Scott Thornock
Its: President and Chief Executive Officer

Dated: February 16, 2006	/s/ Bruce Capra
By: Bruce Capra
Its: Chief Financial Officer